Exhitbit 99.2

Execution Version

AMENDMENT AND WAIVER

THIS AMENDMENT AND WAIVER (the “Amendment”) is made this 14th day of April, 2008, by and between Enigma Software Group, Inc. (“Enigma”), and Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P. (collectively, “Dutchess”).

R E C I T A L S

WHEREAS, as of June 28, 2006, Enigma issued to Dutchess those certain Secured Convertible Debentures (the “2011 Debentures”) whereby Enigma promised to pay Dutchess One Million Dollars ($1,000,000) plus interest, penalties and other amounts on or before the stated maturity date of June 28, 2011;

WHEREAS, as of June 28, 2006, Enigma issued to Dutchess that certain Warrant (“Warrant I”) entitling Dutchess to purchase up to fifteen million (15,000,000) shares of the common stock of Enigma, par value $0.001 per share (the “Common Stock”), under certain terms and conditions;

WHEREAS, as of June 28, 2006, Enigma and Dutchess entered into that certain Security Agreement (the “Security Agreement”) whereby Enigma granted to Dutchess a security interest in and to the Collateral (as such term is defined in the Security Agreement);

WHEREAS, as of July 20, 2007, Enigma issued to Dutchess those certain Secured Convertible Debentures (the “2012 Debentures”, and together with the 2011 Debentures, the “Debentures”) whereby Enigma promised to pay Dutchess Five Hundred Thousand Dollars ($500,000) plus interest, penalties and other amounts on or before the stated maturity date of July 20, 2012;

WHEREAS, as of July 20, 2007, Enigma issued to Dutchess that certain Warrant (“Warrant II”, and collectively with Warrant I, the “Warrants”) entitling Dutchess to purchase up to twenty-five million (25,000,000) shares of Common Stock under certain terms and conditions;

WHEREAS, Dutchess and Enigma acknowledge and agree that Enigma failed to make certain payments due to Dutchess in December 2007 and January, February, March and April 2008 as required under the Debentures and such failure constituted a material breach of each of the Debentures and an Event of Default under Section 6.1 of each of the Debentures and Section 4(a) of the Security Agreement (collectively, the “Existing Defaults”);

WHEREAS, Enigma, Colorado Stark, Alvin Estevez, and Dutchess’s subsidiary, Title America Corp., a Nevada corporation (“Title America”), propose to enter into that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of April 14, 2008 (the “SPA”), to provide for, among other things, the acquisition of all of the issued and outstanding shares (the “Series A Shares”) of Series A preferred stock, $0.001 par value of Enigma (the “Series A Preferred Stock”) by Title America;

WHEREAS, Enigma and Title America propose to enter into that certain Share Exchange Agreement, dated as of April 14, 2008 (the “SEA”), to provide for, among other things, the exchange of eight thousand three hundred fourteen (8,314) shares (the “Series B Shares”) of a new class of Series B Convertible Preferred Stock of Enigma (the “Series B Stock”) for all of the outstanding capital stock of Tool City, Inc. d/b/a City Loan, a California corporation currently owned by Title America;

WHEREAS, Enigma and Enigma Software Group USA, LLC, a Connecticut limited liability company (“New Enigma”), propose to enter into that certain Asset Purchase Agreement, dated as of April 15, 2008 (the “APA”, and collectively with the SPA and the SEA, the “Agreements”), to provide for, among other things, the sale of the Purchased Assets (as such term is defined in the APA) from Enigma to New Enigma in exchange for the assumption by New Enigma of substantially all of the liabilities of Enigma other than the Debentures and all interest and penalties accrued upon the Debentures; and

WHEREAS, in order to induce Enigma to enter into the transactions contemplated by the Agreements, Dutchess desires to waive the Existing Defaults and to amend both the Debentures and the Warrants, upon and subject to the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Recitals.  The recitals above are hereby fully incorporated into and made a part of this Amendment by this reference.

2.

Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreements.

3.

Reaffirmation of the Existing Financing Documents.

(a)

Ratification.  Enigma hereby reaffirms each and every provision of the Debentures, Warrants and Security Agreement (collectively, the “Existing Financing Documents”) in their entirety.  To the extent that this Amendment conflicts with the provisions of the Existing Financing Documents, the provisions of this Amendment shall govern.

(b)

No Waiver.  Except as otherwise set forth in Section 4 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right or remedy of Dutchess under any Existing Financing Document, nor shall it constitute a waiver of any provision of any Existing Financing Document or impose upon Dutchess any obligation, express or implied, to consent to any amendment or further modification of any Existing Financing Document and Dutchess hereby expressly reserves all rights, powers and remedies specifically given to it under the Existing Financing Documents or now or hereafter existing at law or in equity or by statute.

4.

Waiver of Existing Defaults.  Upon and subject to the satisfaction of each of the Conditions (as such term is defined in Section 6 hereof), Dutchess hereby (i) waives each of the Existing Defaults in their entirety, (ii) rescinds its election to increase the Face Amount (as defined therein) of each of the Debentures by 10% as an initial penalty in respect of each Existing Default, (iii) rescinds its election to increase said Face Amount of each Debenture by an additional 2.5% per month as liquidated damages in respect of each such Existing Default, and (iv) rescinds its acceleration of all amounts due under each of the Debentures in respect of said Existing Defaults; provided, however, that such waiver shall not constitute a waiver of any right of Dutchess to receive full payment, as and when due, of all principal and interest accrued under each of the Debentures on or prior to the date hereof or thereafter and each other right or remedy in respect thereof under the Debentures.

5.

Amendments to the Existing Financing Documents.  Upon and subject to the satisfaction of each of the Conditions, the Existing Financing Documents are hereby amended as follows:

(a)  Section 9(c) of Warrant I is hereby deleted in its entirety.

(b)  Section 9(c) of Warrant II is hereby deleted in its entirety.

(c)  Section 3.2(i) of the 2011 Debenture is hereby deleted in its entirety.

(d)  Section 3.2(i) of the 2012 Debenture is hereby deleted in its entirety.

6.

Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the consummation of each of the Agreements (consummation of each such Agreement a “Condition”, and collectively, the “Conditions”).

7.

Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and permitted assigns.

8.

Delays or Omissions.  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Amendment shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Amendment, or any waiver on the part of any party of any provisions or conditions of this Amendment, must be in writing and shall be effective only to the extent specifically set forth in such writing.

9.

Other Remedies.  Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of anyone remedy shall not preclude the exercise of any other.

10.

Attorney Fees.  Should suit be brought to enforce or interpret any part of this Amendment, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorney fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal).  The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.  A party not entitled to recover its costs shall not be entitled to recover attorney fees.  No sum for attorney fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorney fees.

11.

Assignability.  No party may assign any of its rights or obligations under this Amendment without the other party’s prior written consent.

12.

Governing Law.  The validity, terms, performance and enforcement of this Amendment shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

13.

Arbitration.  The parties to this Amendment will submit all disputes arising under it to binding arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association (“AAA”).  The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts.  No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.  Nothing in this section shall limit Title America’s or Enigma’s right to obtain an injunction for a breach of this Amendment from a court of law.  Any injunction obtained shall remain in full force and effect until the arbitrator, as set forth in this Section 13, fully adjudicates the dispute.

14.

NO JURY TRIAL.  THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND WAIVER AND ANY OF THE TRANSACTION DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AMENDMENT.

15.

Severability.  Should any one or more of the provisions of this Amendment or of any agreement entered into pursuant to this Amendment be determined to be illegal or unenforceable, all other provisions of this Amendment and of each other agreement entered into pursuant to this Amendment, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.  The parties hereto further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

16.

Counterparts.  This Amendment may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party.

17.

Further Assurances.  Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

18.

Headings.  The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

19.

No Strict Construction.  The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment and Waiver is executed as of the day and year first set forth above.

ENIGMA:

ENIGMA SOFTWARE GROUP, INC.

By: /s/ Alvin Estevez

Print Name: Alvin Estevez

Title: President and CEO

DUTCHESS:

DUTCHESS PRIVATE EQUITIES FUND, LTD. AS SUCCESSOR IN INTEREST TO DUTCHESS PRIVATE EQUITIES FUND, L.P. AND DUTCHESS PRIVATE EQUITIES FUND II, L.P., BY ITS GENERAL PARTNER DUTCHESS CAPITAL MANAGEMENT, LLC

By: /s/ Douglas H. Leighton

Print Name:  Douglas H. Leighton

Title:  Chief Executive Officer